UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)
1-13449 (Commission File No.)	94-2665054 (IRS Employer Identification No.)

224 Airport Parkway San Jose, California 95110 (Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendments to Long-Term Incentive Plan and Executive Officer Incentive Plan at Annual Meeting
At the annual meeting of stockholders (the “Annual Meeting”) of Quantum Corporation (the “Company”) held on August 23, 2017, the stockholders of the Company approved and ratified an amendment to the Company’s 2012 Long-Term Incentive Plan (the “Plan”) to, among other things, increase the number of shares of Common Stock available for issuance under the Plan by 2,100,000 shares and approve the Company’s amended and restated Executive Officer Incentive Plan (the “Executive Officer Incentive Plan”) so that the Company could continue to use the Executive Officer Incentive Plan to achieve the Company’s business objectives and to continue receiving a federal income tax deduction for certain compensation paid under the Executive Officer Incentive Plan.
The terms and conditions of the Plan and of the Executive Officer Incentive Plan are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 12, 2017. The Plan and the Executive Officer Incentive Plan are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter submitted to a vote at the Annual Meeting held on August 23, 2017, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 12, 2017.

Proposal 1
The stockholders elected the six nominees for director recommended by the Company’s Board of Directors (the “Board”) to the Board to serve until the next Annual Meeting or until their successors are elected and duly qualified, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul R. Auvil III	18,676,275	1,881,864	21,285	9,539,089
Alex Pinchev	20,559,916	1,289,063	46,089	9,539,089
Clifford Press	20,471,193	1,404,856	19,028	9,539,089
Raghavendra Rau	20,542,406	1,309,226	43,436	9,539,089
Marc E. Rothman	20,574,313	1,277,851	42,904	9,539,089
Adalio T. Sanchez	20,541,366	1,310,731	42,971	9,539,089

Proposal 2
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2018, as set forth below:

For	Against	Abstain	Broker Non-Votes
30,197,689	736,240	124,331	0

Proposal 3
The stockholders voted for the adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
19,020,732	1,523,145	975,294	9,539,089

Proposal 4
The stockholders approved an amendment to the Company’s 2012 Long-Term Incentive Plan to, among other things, increase the number of shares of Common Stock available for issuance under the Plan by 2,100,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
19,501,073	1,525,102	492,996	9,539,089

Proposal 5
The stockholders approved the Company’s Executive Officer Incentive Plan:

For	Against	Abstain	Broker Non-Votes
19,604,386	1,403,060	511,725	9,539,089

Proposal 6
The stockholders adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reduction in the number of authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
29,578,786	1,432,827	46,647	0

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan
10.2	Quantum Corporation Executive Officer Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION
By:	/s/ Shawn D. Hall
Shawn D. Hall Senior Vice President, General Counsel and Secretary
Dated:    August 24, 2017

EXHIBIT INDEX

Exhibit	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan
10.2	Quantum Corporation Executive Officer Incentive Plan